SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              10/25/02

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054-14             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

      On      10/25/02      a scheduled distribution was made from the Trust
         to holders of the Certificates.  The Trustee has caused to be
         filed with the Commission, the Monthly Report dated     10/25/02
         The Monthly Report is filed pursuant to and in accordance with
         (1) numerous no-action letters (2) current Commission policy in the area.





         A.   Monthly Report Information
              See Exhibit No.1


         B.   Have any deficiencies occurred?  NO.
                            Date:
                            Amount:

         C.   Item 1: Legal Proceedings:  NONE

         D.   Item 2: Changes in Securities:   NONE

         E.   Item 4: Submission of Matters to a Vote of
              Certificateholders:  NONE

         F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
         Exhibit No.

   1.)       Monthly Distribution Report Dated                          10/25/02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HT1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                     10/25/02

DISTRIBUTION SUMMARY



   Class     Face Value             Beg              Prin            Rate
A-1         $450,000,000       $435,646,250      $6,797,677        2.10875%
A-2         $75,000,000        $73,135,056       $1,548,238        2.19375%
A-3         $100,000,000       $97,513,408       $2,064,318        2.15375%
A-4         $191,000,000       $186,250,609      $3,942,847        2.11375%
A-IO        $495,720,000       $481,471,284          $0            6.18625%
M-1         $57,500,000        $57,500,000           $0            2.69375%
M-2         $43,250,000        $43,250,000           $0            3.21375%
B-1         $33,500,000        $33,500,000           $0            4.11375%
B-2          $9,750,000         $9,750,000           $0            4.56375%
X           $960,000,050       $938,578,613          $0               N/A
R               $50                 $0               $0            2.13375%
Total       $960,000,050       $936,545,323      $14,353,080







                                                     Int
                 Int               Loss           Shortfall           End
Class
      A-1     $765,558              N/A              $0          $428,848,573
      A-2     $133,700              N/A              $0          $71,586,818
      A-3     $175,016              N/A              $0          $95,449,090
      A-4     $328,073              N/A              $0          $182,307,762
     A-IO    $2,780,660             N/A              $0          $472,751,788
      M-1     $129,076              $0               $0          $57,500,000
      M-2     $115,829              $0               $0          $43,250,000
      B-1     $114,842              $0               $0          $33,500,000
      B-2     $37,080               $0               $0           $9,750,000
        X        $0                 N/A              $0          $926,273,670
        R        $0                 N/A              $0               $0
    Total    $4,579,834             $0               $0          $922,192,244






AMOUNTS PER $1,000 UNIT

                                                                   Interest
Class           Cusip              Prin              Int         Carry-forward
A-1           22541NAA7           15.1059           1.7012          0.0000
A-2           22541NAB5           20.6432           1.7827          0.0000
A-3           22541NAC3           20.6432           1.7502          0.0000
A-4           22541NAD1           20.6432           1.7177          0.0000
A-IO          22541NAE9           0.0000            5.6093          0.0000
M-1           22541NAG4           0.0000            2.2448          0.0000
M-2           22541NAH2           0.0000            2.6781          0.0000
B-1           22541NAJ8           0.0000            3.4281          0.0000
B-2           22541NAK5           0.0000            3.8031          0.0000
X                                   N/A              N/A              N/A
R             22541NAF6           0.0000            0.0000          0.0000
Total                             0.0000            0.0000          0.0000









Class                               End
A-1                              952.9968
A-2                              954.4909
A-3                              954.4909
A-4                              954.4909
A-IO                             953.6670
M-1                              1000.0000
M-2                              1000.0000
B-1                              1000.0000
B-2                              1000.0000
X                                   N/A
R                                 0.0000
Total                             0.0000
                                   Grp 1            Grp 2            Total
Principal Distributions:
Beginning Balance *             516,515,438      422,063,175      938,578,613
     Scheduled Principal          328,849          283,212          612,061
     Prepays (Includes Curt)     5,498,822        6,194,061       11,692,883
     Net Liquidation Proceed         0                0                0
     Loan Purchase Prices            0                0                0
     Total Principal Remitta     5,827,671        6,477,272       12,304,943
     Net Realized Losses             0                0                0
Ending Balance                  510,687,767      415,585,903      926,273,670
Agg End Coll Bal                510,687,767      415,585,903      926,273,670

Ending Overcollateralization Amt                                   4,081,426

Prefunding Account:
Beginning Balance                3,734,707        4,227,919        7,962,627
Subsequent Transfer              3,734,707        4,227,919        7,962,627
Added to avail cert prin             0                0                0
Amt on Dep in Pref Acct              0                0                0



Interest Distributions:
Sched Int - Net of Serv Fee      3,541,618        2,837,435        6,379,053
Capit Int Acct withdrawals           0                0                0
Less Relief Act Interest Sho         0                0                0
                                 3,541,618        2,837,435        6,379,053


Capitalized Interest Account:
Beginning Balance                                                      0
less: Capit Int Req                  0                0                0
less: W/D of Overfunded Int Amt to Dep                                 0
Ending Balance                       0                0                0


                                   Grp 1            Grp 2            TOTAL
Servicing Fee                     215,215          175,860          391,075
Trustee Fee                          0                0                0
Credit Risk Manager Fee            7,533            6,155           13,688
FSA Premium                       21,782            14,188          35,971

Advances
Curr Agg  Adv as of det date                                     Not Available
Out Agg Adv as of end of prior calendar month                      1,183,125



Delinquency Information


                  Grp 1                             Grp 2
              Count           Balance           Count          Balance
30-59           84            9,158,217           60           9,566,147
60-89           19            1,923,840           14           1,617,377
90+             10            1,002,998            9           1,234,210

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Foreclosures
                Count             Balance
Grp 1            36              3,946,826
Grp 2            10              2,105,632

REO
                Count             Balance
Grp 1             0                  0
Grp 2             0                  0

Bankruptcies
                Count             Balance
Grp 1             8               716,449
Grp 2             5               452,976

                                   Grp 1            Grp 2            Total
# Loans for which Prep. Prem        35                24              59
Amt of Prep Premiums              152,961          145,615          298,576

Curr. Three Month Del.Rate                                         1.40351%
(60+days)
Rolling Three Month Del. Rate                                      0.80229%
(60+days)

Num of Loans Repurch                 0                0                0
Prin. Bal. of Loans Repurch          0                0                0



Real. Losses during  Due Prd         0                0                0
Cum. Net Real. Losses                0                0                0
(since Startup Day)
WAM                                 348              348              348
WAC                              8.72810%          8.56733%        8.65580%
NET WAC                          8.21073%          8.05000%        8.13845%

Insured Payment on Class A-1                                           0
Insured Payment on Class A-2                                           0
Insured Payment on Class A-3                                           0
Insured Payment on Class A-4                                           0

Num of Mortg Loans                3,895            2,432            6,327

Senior Enhancement %                                               15.55898%
(prior to curr. Prd. Pmts.)
Net Excess Spread                                                  2.66474%

Dep to Basis Risk Reserve Fund                                         0
Basis Risk Reserve Fund Balance                                      5,000

         SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA